UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  May 19, 2006


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


            Delaware             1-8400                 75-1825172
(State of Incorporation) ( Commission File Number)   (IRS Employer
                                                  Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)              (Zip Code)


                           (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 8.01.  Other Events.

On May 19, 2006, AMR Corporation (the Company) completed its previously announced public offering of 15,002,091 shares of the Company's common stock, par value $1.00 per share (the Common Stock), at an offering price to the public of $26.80 per share. The Company has granted Merrill Lynch, Pierce, Fenner & Smith Incorporated the sole underwriter for the offering, a 30-day option to purchase up to 2,250,314 additional shares of Common Stock to cover over-allotments, if any.

The  shares of Common Stock were issued pursuant to the Company's shelf  registration statement on Form S-3 (File  Nos.  333-110760
and   333-110760-01),  which  was  declared  effective   by   the
Securities and Exchange Commission on December 17, 2003.








                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  May 22, 2006